SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)




                         Mediscience Technology Corporation
             (Exact name of Registrant as specified in its Charter)



     New Jersey                       0-7405                       22-1937826
- --------------------------------------------------------------------------------
  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                    Number)



               1235 Folkestone Way, Cherry Hill, New Jersey 08034
- --------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (609) 428-7952
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               Registrant's telephone number, including area code


                                       N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 6. Other Materially Important Events

         On June 15, 1996, Registrant, Mediscience Technology Corp. (OTCMDSC), Mallinckrodt Medical Inc., St. Louis, MO and the Research Foundation of the City University of New York entered into a researach agreement in the field of imaging and photophysics related to the use of contrast dyes. Inventions developed under this Agreement utilizing technology protected by patents owned or licensed to registrant, Mediscience Technology Corp (OTCMDSC) will result in royalties to be negotiated in good faith by the respective parties on a sharing basis, Contract attached (Exhibit A) with Attachment "A" deemed to be confidential and proprietary.

                               RESEARCH AGREEMENT

         THIS AGREEMENT, effective June 15, 1996 by and between Mediscience Technology Corp., with its principal office at 100 Evergreen Avenue, Somerdale, New Jersey 08083-1439 (hereinafter "MEDISCIENCE') and Research Foundation of City University of New York on behalf of City College of The City University of New York (hereinafter "FOUNDATION") with offices at Covenant Avenue at 138th Street, New York 10031 and Mallinckrodt Medical, Inc. a corporation with its principal offices at 675 McDonnell Boulevard, St. Louis, Missouri 63134 (hereinafter ("MMI"), is made under the following terms:

1. FOUNDATION will undertake studies and a research investigation under the direction of Principal Investigator Dr. Robert R. Alfono, in the field of Imaging and photophysics relating to the use of dye contrast agents in turbid media. Specifically, the investigation will include the studies set out in Attachment A. FOUNDATION shall use reasonable efforts to perform the investigation in accordance with the terms and conditions of this Agreement.

2. The investigation covered by this Agreement shall extend for a period of one (1) year beginning June 15, 1996 and continuing through June 14, 1997.

3. For this investigation, FOUNDATION will furnish facilities of space and laboratory equipment.

4. MMI will pay to FOUNDATION the cost of all direct labor, staff benefits, supplies, and materials necessary for the execution of the work. To these costs will be added indirect operating costs applicable at the time of execution of this Agreement. The estimated sum required for this investigation is one-hundred-fifty-thousand dollars ($150,000). A detailed budget is set out in Attachment B.

     The above is an estimate only and not a guarantee of cost; it being understood that expenses will not be incurred nor obligations assumed in excess of this sum without prior approval of MMI. Four (4) payments of thirty-seven thousand five hundred dollars ($37,500) will be made by MMI to FOUNDATION according to the following schedule: first payment on June 15, 1996; second payment on September 15, 1996; third payment on December 15, 1996; and fourth payment on March 15, 1997.

     FOUNDATION will submit semiannual financial statements to MMI itemizing the actual costs incurred for the preceding six (6) months. At the termination of the Agreement, any overpayment due to actual costs being less than the estimated costs above shall be promptly returned to MMI.

5. All records of this investigation are to be kept as directed by FOUNDATION and are to be available to authorized representatives of MMI. Written progress reports will be presented to MMI at three (3) month intervals. There will be oral reports and discussions as reasonably requested by MMI, and a final report. In addition, in order to effectively transfer the technology to MMI, there will be visits at mutually agreeable times by MMI personnel to the Principal Investigator's laboratory during the course of this contract.

6. Before any person shall be permitted to engage in any work herein contemplated, he shall sign FOUNDATION's standard form requiring that any and all improvements, inventions, and discoveries which he may conceive or make, solely or jointly or commonly with others, during the term of his employment by FOUNDATION in connection with this investigation, shall at all times and for all purposes, be the property of FOUNDATION, and he at no expense to him, will execute applications for patents, United States and foreign, and sign all other papers necessary to vest in FOUNDATION is entitled hereunder.

7. MMI and FOUNDATION will not use directly or by implication the name of one another, or the name of any member of the staffs thereof, or any unpublished information or data relating to the investigation in any publicity or advertising copy unless such copy is submitted and written approval is obtained.

8. Results and Intellectual Property Rights. Any inventions made under this investigation solely by employees of FOUNDATION (hereinafter "Sole FOUNDATION Inventions") shall belong solely to FOUNDATION. Any inventions made jointly as defined by U.S. Patent laws under this investigation by employees of MMI and employees of FOUNDATION (hereinafter "Joint Inventions") shall belong jointly to MMI and FOUNDATION, with each party having an undivided one-half interest therein. In the event such inventions arise under this Agreement, FOUNDATION agrees to disclose them promptly in writing to MMI.

     If the parties determine that a patent application should be prepared and filed on any Sole FOUNDATION Invention, FOUNDATION shall select patent counsel reasonably acceptable to MMI and MMI shall pay the cost of preparing, filing, prosecuting and maintaining U.S. and foreign applications and patents; however, MMI's expenses hereunder shall not exceed ten thousand dollars ($10,000) per Sole FOUNDATION Invention without MMI's written approval. FOUNDATION will keep MMI informed concerning such Sole FOUNDATION Invention applications and patents and will consult with MMI concerning prosecution of all such applications.

     If MMI determines that a patent application should be prepared and filed on any Joint Invention, MMI shall select patent counsel and MMI shall pay the cost of preparing, filing, prosecuting and maintaining U.S. and foreign applications and patents and will consult with FOUNDATION concerning prosecution of all such applications. FOUNDATION shall cooperate with MMI in preparing, filing, prosecuting and maintaining such Joint Invention applications and patents.

     If an invention is developed under this Agreement that involves the use of contrast dyes as an integral component of an optical imaging instrument utilizing time and space gating techniques and such time and space gating techniques are otherwise protected by patents owned by or licensed to MEDISCIENCE, then MEDISCIENCE will be entitled to a share of any royalties received by the Foundation from the sale of products incorporating said invention. A suitable royalty sharing agreement shall be negotiated in good faith by FOUNDATION and MEDISCIENCE at the time of licensing of said invention.

     MMI may, upon reasonable notice to FOUNDATION sufficient to allow FOUNDATION to maintain its patent rights, decide to discontinue paying the expenses or to refrain from authorizing expenditures necessary to obtain desired patent protection associated with any particular application or patent. If MMI decides to discontinue or refrain from paying such expenses, FOUDATION may pay such expenses. MMI will retain no further rights in any application or patent for which MMI decides to discontinue or otherwise refrain from paying such expenses and MMI agrees to execute any documents which may be required to transfer MMi's rights to FOUNDATION.

9. FOUNDATION reserves the right to publish the results of this investigation. Before publishing, orally presenting, or other form of public disclosure, however, FOUNDATION agrees to submit copies of any manuscript proposed for publication to MMI at least two (2) months in advance of the presentation or publication, and if MMI does not ask to defer publications or presentation within one (1) month after receipt of the manuscript so that patent applications may be filed, FOUNDATION may proceed with publication. In the event MMI asks to defer publication, in the case of Sole FOUNDATION inventions, FOUNDATION shall not publish or otherwise disclose to any third party any of the information contained in the manuscript until such time as a patent application has been filed or, in the case of joint inventions, the expiration of four (4) months from the date of submission of the manuscript to MMI, whichever occurs first.

10. Option and License Provisions. In consideration of MMI funding this investigation, FOUNDATION hereby grants to MMI the following options:

     1) As to Sole FOUNDATION Inventions- for a period of six (6) months from the conclusion of the investigation, the first right to an exclusive worldwide license with the right to sublicense under any patent application filed for a Sole FOUNDATION Invention and any patent issuing thereon, to practice the invention covered by such patent application or patent on reasonable terms. Each such license shall be: (1) for the maximum period of exclusivity permitted, (2) at no license fee or other payment except for a fee not to exceed the patenting costs of any Sole FOUNDATION invention, (3) at a reasonable royalty rate not to exceed 8.0% of the net sales of any product incorporationg such invention, (4) with appropriate due diligence provisions, and (5) FOUNDATION shall retain a royalty free, non-exclusive, non-transferable world-wide irrevocable license to use such invention or discovery for internal, non-commercial research and educational purposes only. Any costs and expenses incurred by MMI in connection with the preparation, filing, prosecution and maintenance of U.S. and foreign patent applications for Sole FOUNDATION Inventions so licensed may be deducted by MMI from any royalty due to FOUNDATION for such payment period. Net sales shall mean the revenues received less trade discounts allowed and taken, allowance for returns, transportation charges included in such invoice price and sales and other excise taxes included in such invoice price. No such license or royalties shall be applied to any invention or discovery made exclusively by MMI personnel.

     2) As to Joint Inventions-for a period of six (6) months from the conclusion of the investigation, the first right to an exclusive worldwide license with the right to sublicense under any patent application filed for Joint Invention and any patent issuing thereon, to practice the invention covered by such patent application or patent on reasonable terms. Each such license shall be: (1) for the maximum period of exclusivity permitted, (2) at no license fee or other payment except for a fee not to exceed the patenting costs of any Joint Invention, (3) at a reasonable royalty rate not to exceed 4.0% of the net sales of any product incorporating such invention, (4) with appropriate due diligence provisions, and (5) FOUNDATION shall retain a royalty free, non-exclusive, non-transferable world-wide irrevocable license to use such invention or discovery for internal, non-commercial research and educational purposes only. Any costs and expenses incurred by MMI in connection with the preparation, filing, prosecution and maintenance of U.S. and foreign patent applications for Joint Inventions so licensed may be deducted by MMI from any royalty due FOUNDATION under any license agreement provided that, in any one payment period, such deduction will not exceed fifty percent (50%) of the royalty due to FOUNDATION for such payment period. Net sales shall mean the gross revenues received less trade discounts allowed and taken, allowance for returns, transportation charges included in such invoice price and sales and other excise taxes included in such invoice price. No such license or royalties shall be applied to any invention or discovery made exclusively by MMI personnel.

     3) As to Existing MEDISCIENCE Inventions - In return for payment to MEDISCIENCE of the sum of twenty-five thousand dollares ($25,000), MMI will have an option for two years to a non-exclusive license to any invention developed in connection with the research investigation set forth in Attachment A that utilizes intellectual property protected by the claims of the pending patent identified and described in Attachment C. to exercise that option MMI must indicate its interest within 90 days of notification by FOUNDATION of such invention. A licensing will then be developed in good faith and by mutual agreement of MMI, MEDISCIENCE, and FOUNDATION, including provisions for royatlies and minimum royalties not to exceed 8.0% and sublicensing provisions that require all sublicenses to be approved by MEDISCIENCE and FOUNDATION. All such royalties and minimum royalties will accrue to FOUNDATION. It is understood that, by virtue of MEDISCIENCE's interest in the pending patent referred to above, FOUNDATION will pay over to MEDISCIENCE 50% of all royalty or sublicensing income received from MMi by Foundation in connection with said licensing agreement.

11. If the investigation covered by this contract shall not be completed by FOUNDATION, and the parties shall desire that the investigation continue beyond said date, it is understood that the investigation may be extended for additional periods under terms as may be mutually agreed upon in writing.

12. Any notices to be given hereunder shall be in writing and shall be deemed to be sufficiently given when delivered personally or sent by registered or certified mail, postage prepaid, and if intended for FOUNDATION ADDRESSED
     TO:

                       Dr. Alvin Halpern
                       City College of The City University of New York Covenant Avenue
                       138th Street
                       New York, NY 10031

     and if intended for MMI addressed to:

                       Group Vice President, Science and Technology
                       Mallinckrodt Medical, Inc.
                       675 McDonnell Blvd.
                       P.O. Box 5840
                       St. Louis, MO 63134
                       Attention:  J. Eugence Fox, Ph.D.

     and if intended for MTC addressed to:

                       Peter Katevatis, Esq.
                       Chairman
                       100 Evergreen Avenue
                       Somerdale, NJ 08083-1439

     Any party may change the address for receiving notice, upon notice to the other party given in the manner aforesaid.

14. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Missouri.

15. This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof and any modifications of this Agreement shall be in writing and shall be signed by both parties. There are no understandings, representations or warranties except as herein expressly set forth and no rights are granted except as expressly set forth herein.

16. MMI reserves the right to terminate this investigation in the event the Principal Investigator is no longer available for any reason to direct the investigation.

17. FOUNDATION agrees for a period of five (5) years from the date of this Agreement to keep confidential and to use only for the purposes of this Agreement all information designated in writing as being confidential furnished by MMI in connection with the research to be conducted under this Agreement except to the extent that such information was already known to FOUNDATION, or is or later becomes publicly known under circumstances involving no breach of this Agreement by FOUNDATION, or is lawfully furnished to FOUNDATION without restriction on disclosure by a third party, or is rquired to be disclosed by law or by court order of appropriate jurisdiction. FOUNDATION agrees that it will require of those persons assigned to the program and to whom any such confidential information will be disclosed the same obligations of confidence and non-use consistent herewith.

18. Each party hereto agrees to be responsible and assume liability for its own wrongful or negligent acts or omissions or those of its officers, agents or employees to the full extent required by law.

19. In performing services hereunder, the status of FOUNDATION will be that of an independent contractor and not that of part-time employees and FOUNDATION will be entitled to any of the benefits made available to employees of MMI.

MEDISCIENCE TECHNOLOGY CORP                  MALLINCKRODT MEDICAL, INC.

BY:  /s/Peter Katevatis                      BY:  /s/J. Eugene Fox
     ------------------                           ----------------
        Peter Katevatis                              J. Eugene Fox
        Chairman                                     Group Vice President
                                                     Science and Technology

        June 6, 1996                              June 10, 1996



RESEARCH FOUNDATION OF CITY UNIVERSITY OF NEW YORK

BY:  /s/Thomas Facciolo
     ------------------
        Thomas Facciolo
        Vice-President


        July 10, 1996

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Acot of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         Mediscience Technology Corporation


                                         /s/Peter Katevatis
                                            ---------------
                                            Peter Katevatis
                                            Esq., Chairman

Dated: